                                            PLANET HOLLYWOOD INTERNATIONAL, INC.
                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-31683 and No. 333-31685) of Planet Hollywood International, Inc. of our report dated March 3, 1998 which is included in this Annual Report on Form 10-K.

Price Waterhouse LLP
Orlando, Florida
March 20, 1998